Exhibit 10.2
AMENDMENT No. 2, dated as of May 2, 2017 (this “Amendment”), to the Credit Agreement, dated as of April 4, 2014 (as amended and restated by Amendment No. 1, dated as of November 2, 2016, and as further amended, restated, amended and restated, extended, supplemented or otherwise modified in writing from time to time prior to the date hereof, the “Credit Agreement,” and the Credit Agreement, as amended by this Amendment, the “Amended Credit Agreement”), by and among COOPER-STANDARD AUTOMOTIVE INC., an Ohio corporation (the “Borrower”), CS INTERMEDIATE HOLDCO 1 LLC, a Delaware limited liability company (“Holdings”), DEUTSCHE BANK AG NEW YORK BRANCH (“DBNY”), as Administrative Agent and Collateral Agent (in such capacities, the “Agent”), the lenders from time to time party thereto (the “Lenders”) and the other parties thereto; capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Amended Credit Agreement.
WHEREAS, the Borrower desires to amend the Credit Agreement on the terms set forth herein;
WHEREAS, Section 3.07 and Section 10.01 of the Credit Agreement provide that the Borrower, the Administrative Agent and the Lenders party hereto may amend the Credit Agreement as set forth herein;
WHEREAS, (i) each Lender that has submitted a signature page hereto (each a “Consenting Lender”) has agreed, on the terms and conditions set forth herein, to consent to the amendments to the Credit Agreement set forth herein, including, without limitation, the reduction of the Applicable Rate with respect to its outstanding Term B-1 Loans; (ii) each Lender that does not submit a signature page hereto (each a “Non-Consenting Lender”) shall be required to assign its Term B-1 Loans to Deutsche Bank AG New York Branch (in such capacity, the “New Lender”) in accordance with Section 3.07 (as amended hereby on the Amendment No. 2 Effective Date) and Section 10.07 of the Credit Agreement and such New Lender shall become a Lender under the Amended Credit Agreement with respect to the Term B-1 Loans so assigned, (iii) on the Amendment No. 2 Repricing Date (as defined below), the Borrower shall have paid to the Administrative Agent, for the ratable benefit of the existing Lenders, all accrued and unpaid interest to, but not including, the Amendment No. 2 Repricing Date with respect to the Term B-1 Loans outstanding under the Credit Agreement immediately before giving effect to Section 4(b) of this Amendment (the “Existing Loans”) and (iv) the consent of the Required Lenders to this Amendment is required pursuant to Section 3.07 of the Credit Agreement to effectuate the assignments contemplated by clause (ii) above; and
WHEREAS, Deutsche Bank Securities Inc. is the sole lead arranger and sole lead bookrunner (the “Arranger”) for this Amendment.
NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

Section 1.Amendments to the Credit Agreement.
(a)    Section 1.1 of the Credit Agreement is hereby amended by inserting the following definition therein in proper alphabetical order:
“Amendment No. 2” means Amendment No. 2 to the Credit Agreement, dated as of May 2, 2017, among the Borrower, the Administrative Agent and the Lenders party thereto.
(b)    Section 1.1 of the Credit Agreement is hereby amended by inserting the following definition therein in proper alphabetical order:
“Amendment No. 2 Repricing Date” has the meaning specified in Amendment No. 2.
(c)    Section 1.1 of the Credit Agreement is hereby amended by deleting the definition of “Applicable Rate” contained therein in its entirety and replacing it with the following:
“Applicable Rate” means a percentage per annum equal to 2.25% per annum for Eurodollar Rate Loans and 1.25% per annum for Base Rate Loans.
(d)    Section 1.1 of the Credit Agreement is hereby amended by deleting the definition of “Arrangers” contained therein in its entirety and replacing it with the following:
“Arrangers” means DBSI, Merrill Lynch, Pierce, Fenner & Smith Incorporated, JPMorgan Chase Bank, N.A., Goldman Sachs Bank USA and Barclays Bank PLC, in their respective capacities as joint lead arrangers and joint bookrunners, and DBSI, in its capacity as sole lead arranger and sole lead bookrunner in respect of Amendment No. 2.
(e)    Section 1.1 of the Credit Agreement is hereby amended by deleting the definition of “Loan Documents” contained therein in its entirety and replacing it with the following:
“Loan Documents” means, collectively, (i) this Agreement, (ii) Amendment No. 1, (iii) Amendment No. 2, (iv) the Notes, (v) the Guaranty, (vi) the Intercreditor Agreement and (vii) the Collateral Documents.
(f)    Section 2.05(a)(iv) of the Credit Agreement is hereby amended by deleting the phrase “Amendment No. 1 Effective Date” and replacing it with the phrase “Amendment No. 2 Repricing Date”.

(g)    Section 2.08(a) of the Credit Agreement is hereby amended by inserting “, Amendment No. 2” in such Section 2.08(a) immediately before the language “and Section 2.08(b)” therein:
(h)    Section 2.17(d)(vii) of the Credit Agreement is hereby amended by deleting the phrase “Amendment No. 1 Effective Date” and replacing it with the phrase “Amendment No. 2 Repricing Date”.
(i)    Section 2.16(a) of the Credit Agreement is hereby amended by deleting clause (iii)(x) in its entirety and replacing it with the phrase “Term Loans, New Term Loans and Incremental Equivalent Debt (solely to the extent secured on a pari passu basis with the Obligations securing the Loans) prior to such date (including pursuant to a Dutch Auction pursuant to Section 2.05(c)) and”.
(j)    Section 3.07(b) of the Credit Agreement is hereby amended by deleting the phrase “within five (5) Business Days of” and replacing it with the word “on”.
Section 2.    Limited Waiver. Pursuant to Section 10.07(b)(iv)(y) of the Credit Agreement, the Administrative Agent, hereby waives the payment of the processing and recordation fee in connection with the assignment of Term B-1 Loans by each Non-Consenting Lender to the New Lender as contemplated by this Amendment, which such processing and recordation fee would otherwise by payable by the Borrower pursuant to Sections 3.07(a) and 10.07(b)(iv) of the Credit Agreement. The waiver contained in this Section 2 shall not apply to any fees payable in connection with any other assignment of Loans or Commitments under the Credit Agreement or the Amended Credit Agreement.
Section 3.    Representations and Warranties, No Default. The Borrower hereby represents and warrants that as of each of the Amendment No. 2 Effective Date and the Amendment No. 2 Repricing Date, after giving effect to the provisions of this Amendment that are effective on such date, as applicable, (i) no Default exists and (ii) the representations and warranties of the Borrower and each other Loan Party contained in Article V of the Credit Agreement or any other Loan Document are true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality) on and as of such date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they were true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality) as of such earlier date.
Section 4.    Effectiveness. (a) This Amendment (other than Sections 1(b), 1(c), 1(f), 1(g) and 1(h)) shall become effective on the date (such date, the “Amendment No. 2 Effective Date”) that the Administrative Agent shall have received executed signature pages hereto from the Borrower, Consenting Lenders constituting the Required Lenders, and the Administrative Agent.
(b)    Sections 1(b), 1(c), 1(f), 1(g) and 1(h) of this Amendment shall become effective on the date (such date, the “Amendment No. 2 Repricing Date”) occurring on or after May 2, 2017, that the following conditions have been satisfied:

(i)    Amendment No. 2 Effective Date. The Amendment No. 2 Effective Date shall have occurred;
(ii)    New Lender. The Administrative Agent shall have received an executed signature page hereto from the New Lender and the assignment (or deemed assignment) of the Term B-1 Loans held immediately before the Amendment No. 2 Effective Date by all Non-Consenting Lenders shall have been completed;
(iii)    Fees. The Agent and the Arranger shall have received the fees in the amounts previously agreed in writing with the Borrower by the Arranger to be received on the Amendment No. 2 Repricing Date pursuant to that certain Engagement Letter, dated as of April 19, 2017, and all reasonable and documented out-of-pocket expenses required to be paid or reimbursed under Section 10.04 of the Credit Agreement for which invoices have been presented three Business Days prior to the Amendment No. 2 Repricing Date; and
(iv)    Interest. The Borrower shall have paid to the Administrative Agent, for the ratable benefit of the existing Lenders, all accrued and unpaid interest to, but not including, the Amendment No. 2 Repricing Date with respect to the Existing Loans.
Section 5.    New Lender. The New Lender hereby consents to this Amendment. Each of the New Lender, the Administrative Agent and the Borrower acknowledges and agrees that, upon the execution and delivery of an Assignment and Assumption signed by the New Lender, as assignee, and each Non-Consenting Lender, as assignor (or deemed to have been signed by such Non-Consenting Lender pursuant to Section 3.07(b) of the Amended Credit Agreement), the New Lender (i) shall become a “Lender” under, and for all purposes, and subject to and bound by the terms, of the Amended Credit Agreement and other Loan Documents with Term B-1 Loans in an amount equal to the aggregate principal amount of all Existing Loans of all Non-Consenting Lenders, (ii) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Amended Credit Agreement and the other Loan Documents as are delegated to the Administrative by the terms thereof, together with such powers as are reasonably incidental thereto and (iii) shall perform all the obligations of and shall have all rights of a Lender thereunder. Each Non-Consenting Lender that does not execute such Assignment and Assumption shall be deemed to have executed and delivered such Assignment and Assumption in accordance with Section 3.07(b) of the Amended Credit Agreement. After the assignment (or deemed assignment) of Term B-1 Loans by each Non-Consenting Lender to the New Lender as contemplated above, the New Lender and the Consenting Lenders shall together hold all of the Term B-1 Loans.
Section 6.    Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or any other electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

Section 7.    Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
Section 8.    Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.
Section 9.    Reaffirmation of Guaranty and Collateral Documents. The Borrower confirms on behalf of the Guarantors that each Guarantor’s obligations and liabilities under the Guaranty and each other Loan Document to which it is a party remain in full force and effect on a continuous basis after giving effect to this Amendment.
Section 10.    Effect of Amendment. Except as expressly set forth herein, (i) this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Agent, in each case under the Credit Agreement or any other Loan Document, and (ii) shall not alter, modify, amend, waive or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document. Each and every term, condition, obligation, covenant and agreement contained in the Credit Agreement or any other Loan Document is hereby ratified and re-affirmed in all respects and shall continue in full force and effect. This Amendment shall constitute a Loan Document for purposes of the Amended Credit Agreement and from and after the Amendment No. 2 Effective Date, all references to the Credit Agreement in any Loan Document and all references in the Amended Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement, shall, unless expressly provided otherwise, refer to the Amended Credit Agreement. All parties agree that the amendments of the Credit Agreement set forth herein do not constitute a novation of the Credit Agreement, as written immediately prior to giving effect to this Amendment.
Section 11.    Tax Treatment. For U.S. federal and applicable state and local income tax purposes, immediately before and after giving effect to this Amendment, all of the Term B-1 Loans shall be treated as one fungible tranche. Unless otherwise required by applicable law, none of the Loan Parties, the Administrative Agent or any Lender shall take any tax position inconsistent with the preceding sentence.
[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

COOPER STANDARD AUTOMOTIVE INC., as the Borrower

By:	/S/ MATTHEW HARDT
Name: Matthew Hardt
Title: Executive Vice President and CFO

DEUTSCHE BANK AG NEW YORK BRANCH as Administrative Agent and Collateral Agent

By:	/S/ DUSAN LAZAROV
Name: Dusan Lazarov
Title: Director

By:	/S/ PETER CUCCHIARA
Name: Peter Cucchiara
Title: Vice President

CONSENT (this “Consent”) to AMENDMENT NO. 2 (the “Amendment”) to the CREDIT AGREEMENT, dated as of April 4, 2014 (as amended and restated by Amendment No. 1, dated as of November 2, 2016, and as further amended, restated, amended and restated, extended, supplemented or otherwise modified in writing from time to time prior to the date hereof, the “Credit Agreement,”) by and among COOPER-STANDARD AUTOMOTIVE INC., an Ohio corporation (the “Borrower”), CS INTERMEDIATE HOLDCO 1 LLC, a Delaware limited liability company (“Holdings”), DEUTSCHE BANK AG NEW YORK BRANCH (“DBNY”), as Administrative Agent and Collateral Agent (in such capacities, the “Agent”), the lenders from time to time party thereto (the “Lenders”) and the other parties thereto. Capitalized terms used in this Consent but not defined in this Consent have meanings assigned to such terms in the Amendment.
The undersigned Lender hereby consents to the Amendment and consents to reprice 100% of the outstanding principal amount of the Term B-1 Loans held by such Lender pursuant to the terms thereof.
IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

(Name of Institution)

By:
Name:
Title:

If a second signature is necessary:

By:
Name:
Title: